                                                                                                                                          Exhibit 10.1

Execution Version

SECOND AMENDMENT
TO
NOTE AND WARRANT PURCHASE AGREEMENT

 Second Amendment to Note and Warrant Purchase Agreement (this “Amendment”), dated as of August 31, 2011, by and between Lapis Technologies Inc., a Delaware corporation (the “Company”), and UTA Capital LLC, a Delaware limited liability company (the “Purchaser”).

WITNESSETH :

WHEREAS, the Company and the Purchaser entered into a Note and Warrant Purchase Agreement, dated as of July 12, 2011 as amended on August 16, 2011 (the “Agreement”), pursuant to which, among other things, the Company agreed to issue to the Purchaser secured promissory notes and warrants, on the terms and subject to the conditions set forth in the Agreement; and

WHEREAS, pursuant to Section 14.4 of the Agreement, the Company and the Purchaser desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

Section 1.1.        Amendments to the Recitals. The recitals to the Agreement are hereby deleted in their entirety and restated to read as follows:

“WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, secured promissory notes, substantially in the forms of Exhibit A-1 (the “First Note”), Exhibit A-2 (the “Intermediate Note”) and Exhibit A-3 (the “Second Note”) attached hereto (each such note, a “Note” and together, the “Notes”), the First Note maturing thirty (30) months from the Initial Closing Date (as defined below) and having a principal amount of $3,000,000 (the “First Note Principal Amount”), the Intermediate Note maturing twelve (12) months from the Intermediate Closing Date (as defined below) and having a principal amount of $1,500,000 (the “Intermediate Note Principal Amount”), and the Second Note maturing twenty seven (27) months from the Second Closing Date (as defined below) and having a principal amount equal to (i) $3,000,000 less (ii) the aggregate unpaid principal amount outstanding under the Intermediate Note as of the Second Closing (as defined below) (the “Second Note Principal Amount”);

WHEREAS, to induce Purchaser to purchase the Notes, the Company has agreed to issue to Purchaser warrants to purchase shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), in accordance with the terms set forth in the forms of warrant attached hereto as Exhibit B-1 and Exhibit B-2 (the “Warrants”).”

Section 1.2.           Amendments to the Agreement.

(a)           Amendment to Section 1.1.   Section 1.1 of the Agreement is hereby deleted in its entirety and restated to read as follows:

“1.1 Sale and Issuance of Notes.  Subject to the terms and conditions of this Agreement, (a) the Purchaser agrees to purchase at the Initial Closing (as defined below), and the Company agrees to sell and issue to the Purchaser, the First Note in the First Note Principal Amount (the “Initial Closing Date Purchase Price”), (b) the Purchaser agrees to purchase at the Intermediate Closing (as defined below), if any, and the Company agrees to sell and issue to the Purchaser, the Intermediate Note in the Intermediate Principal Amount (the “Intermediate Closing Date Purchase Price”) and (c) the Purchaser agrees to purchase at the Second Closing (as defined below), if any, and the Company agrees to sell and issue to the Purchaser, the Second Note in the Second Note Principal Amount (the “Second Closing Date Purchase Price”).”

(b)           Amendment to Section 1.2.   Section 1.2 of the Agreement is hereby deleted in its entirety and restated to read as follows:

“1.2 Issuance of Warrants.  Subject to the terms and conditions of this Agreement:

(a)           the Company shall issue to the Purchaser, at the Initial Closing, a Warrant, substantially in the form attached hereto as Exhibit B-1 (the “First Warrant”), to initially purchase up to 952,227 shares of Common Stock, which equals, as of the date of the Initial Closing, 12% of the sum of (x) the number of then currently issued and outstanding shares of Common Stock, plus, without duplication, (y) the number of additional shares of Common Stock underlying Common Stock Equivalents (as defined below) outstanding as of immediately prior to the Initial Closing, and (z) the number of additional shares of Common Stock issuable upon exercise in full of the First Warrant,

(b)           (I) the Company shall issue to the Purchaser, at the Intermediate Closing, a Warrant, substantially in the form attached hereto as Exhibit B-2 (the “2% Intermediate Warrant”), to initially purchase up to 2% of the sum of (x) the number of then currently issued and outstanding shares of Common Stock, plus, without duplication, (y) the number of additional shares of Common Stock underlying Common Stock Equivalents (as defined below) outstanding immediately prior to the Intermediate Closing, and (z) the number of additional shares of Common Stock issuable upon exercise in full of the 2% Intermediate Warrant or (II) if the Intermediate Closing does not occur within 60 days following the delivery of an Intermediate Closing Notice (as defined below) by the Purchaser to the Company pursuant to Section 2.3(a)(i) hereof (such 60th day, the “Warrant Issuance Date”), and the Purchaser is ready, willing and able to fund the Intermediate Note, the Company shall issue to the Purchaser, on the Warrant Issuance Date, a Warrant, substantially in the form attached hereto as Exhibit B-2 (the “2% Default Intermediate Warrant”; the 2% Intermediate Warrant and the 2% Default Intermediate Warrant are referred to collectively herein as the “Intermediate Warrant”), to initially purchase up to 2% of the sum of (x) the number of then currently issued and outstanding shares of Common Stock, plus, without duplication, (y) the number of additional shares of Common Stock underlying Common Stock Equivalents (as defined below) outstanding as of the Warrant Issuance Date, and (z) the number of additional shares of Common Stock issuable upon exercise in full of the 2% Default Intermediate Warrant; and

(c)           the Company shall issue to Purchaser, at the Second Closing, a Warrant, substantially in the form attached hereto as Exhibit B-1 (the “Second Warrant”), to initially purchase up to such number of additional shares of Common Stock as equals, when added to the shares issuable upon exercise of the First Warrant, but without duplication, 12% of the sum of (x) the number of then currently issued and outstanding shares of Common Stock, plus, without duplication, (y) the number of additional shares of Common Stock underlying or Common Stock Equivalents (as defined below) outstanding immediately after the Second Closing (including, without limitation, the First Warrant and the Intermediate Warrant), and (z) the number of additional shares of Common Stock issuable upon exercise in full of the Second Warrant).”

(c)           Amendments to Section 2.1.  The last sentence of Section 2.1 of the Agreement is hereby amended by deleting the words “Purchase Price” and inserting in lieu thereof the words “Initial Closing Date Purchase Price”.

(d)           Amendments to Section 2.2.  The last sentence of Section 2.2 of the Agreement is hereby amended by deleting the words “Purchase Price” and inserting lieu thereof the words “Second Closing Date Purchase Price”.

(e)           New Section 2.3.  The following new Sections 2.3(a)(i), 2.3(a)(ii), 2.3(b) and 2.3(c) are hereby inserted immediately following Section 2.2 to read as follows:

“(a)  Requests for the Purchase and Sale of the Intermediate Notes.

(i)      Subject to Section 2.3(a)(ii), at any time following the 120th day following the Initial Closing, but not later than the earlier to occur of (x) the nine (9) month anniversary of the Initial Closing Date and (y) the Second Closing Date, (I) the Purchaser may, at its option, deliver to the Company irrevocable written notice requiring the Company to sell to the Purchaser the Intermediate Note at the Intermediate Closing or (II) the Company may, at its option, deliver to the Purchaser irrevocable written notice requiring the Purchaser to purchase from the Company the Intermediate Note at the Intermediate Closing (such written notice delivered by the Purchaser or the Company, as applicable, the “Intermediate Closing Notice”).  The proceeds from the issuance of the Intermediate Note shall be used solely to refinance all principal, premium, if any, interest, fees and other amounts due or outstanding under the existing bank facility provided by First International Bank of Israel (“FIBI”) (such obligations, specifically excluding any performance guarantees issued by FIBI on behalf of the Company, the “FIBI Obligations”) and to pay fees and expenses related thereto.

(ii)      At any time prior to the delivery by the Purchaser to the Company of an Intermediate Closing Notice (but if the Purchaser has delivered an Intermediate Closing Notice to the Company, not later than 60 days following the Company’s receipt of such notice), if the Company (x) identifies to the Purchaser a lender (satisfactory to the Purchaser) who is ready, willing and able to provide financing sufficient to refinance at least 90% of the FIBI Obligations (but if the Purchaser has delivered an Intermediate Closing Notice to the Company, the Company shall have initially identified such lender to the Purchaser in writing not later than 45 days following the Company’s receipt of such notice) and such lender provides such financing and concurrently enters into a subordination and intercreditor agreement on terms no less favorable to the Purchaser (as determined by the Purchaser in its discretion) than the terms set forth in the Acceptable Consent and Subordination Letter (as defined below) or (y) delivers to the Purchaser (i) an execution version of the Acceptable Consent and Subordination Letter, duly executed by FIBI and (ii) such other documentation as the Purchaser shall reasonably request evidencing that such Acceptable Consent and Subordination Letter shall replace the Letter Agreement, to be dated on or around September 1, 2011, by and among the Purchaser, FIBI and certain of the Company’s Israeli subsidiaries, then the Purchaser shall no longer have the right to (a) deliver an Intermediate Closing Notice or, if an Intermediate Closing Notice has already been delivered, to close (or any obligation to consummate) the Intermediate Closing and (b) receive the Intermediate Note or the Intermediate Warrant.

(b)  Intermediate Closing.  Subject to the terms of this Agreement, on the sixtieth (60th) day following the delivery of the Intermediate Closing Notice, except as otherwise provided in Section 2.3(a)(ii) hereof, and subject to the satisfaction or, if permissible, waiver of the conditions set forth in Section 7 and Section 8, the closing for the sale and purchase of the Intermediate Note and the 2% Intermediate Warrant shall take place at the offices of Seyfarth Shaw LLP, 620 Eighth Avenue, New York, NY 10018, at 10:00 a.m., local time, unless another time, date or place is agreed to in writing by the Company and the Purchaser (the “Intermediate Closing”).  The date upon which the Intermediate Closing shall occur is herein called the “Intermediate Closing Date”.  On the Intermediate Closing Date, Purchaser shall pay the Intermediate Closing Date Purchase Price to the Company via federal funds wire transfer(s) of immediately available funds, in accordance with written instructions provided to Purchaser prior to the date hereof.

(c)  Warrant Issuance Date.  Except as otherwise provided in Section 2.3(a)(ii) hereof, the Company shall issue to the Purchaser the 2% Default Intermediate Warrant on the Warrant Issuance Date if the Intermediate Closing does not occur within 60 days following the delivery of an Intermediate Closing Notice by the Purchaser to the Company pursuant to Section 2.3(a)(i) hereof and the Purchaser is ready, willing and able to fund the Intermediate Note.”

(f)           Amendment to Section 3.4(b).  Section 3.4(b) is hereby amended by inserting the phrase “(other than as set forth in the Operating Subsidiary Pledge and Security Agreement)” immediately following the words “accounts receivable”.

(g)           Amendment to Section 3.6(a).  Section 3.6(a) is hereby amended by deleting the words “the First International Bank (“FIBI”)” and inserting in lieu thereof the word “FIBI”.

(h)           Amendment to Section 3.6(b).  Section 3.6(b) is hereby amended by deleting the words “the First Note” and inserting in lieu thereof the words “the Notes” and by deleting the words “the Second Note” and inserting in lieu thereof the words “the Notes”.

(i)            Amendment to Section 6.2(a)(i)(c).  Section 6.2(a)(i)(c) is hereby amended by deleting the words “the First Note and the Second Note” and inserting in lieu thereof the words “the First Note, the Intermediate Note and the Second Note”.

(j)            Amendment to Section 6.2(c).  A new Section 6.2(c) is hereby inserting immediately following Section 6.2(b)(iii) to read as follows:

“(c)         Following the issuance of the Intermediate Note and the repayment in full of the FIBI Obligations, the Company may incur additional first lien indebtedness from a lender satisfactory to the Purchaser, provided that (i) the proceeds from such indebtedness are used to repay in full all outstanding obligations under the Intermediate Note, (ii) following the incurrence of such indebtedness, the Company shall remain in compliance with Section 6.2(a)(i), and (iii) such lender shall agree to the subordination and intercreditor arrangements set forth in the draft consent and subordination letter attached hereto as Exhibit G (the “Acceptable Consent and Subordination Letter”).”

(k)           Amendment to Section 7.  The lead-in paragraph of Section 7 is hereby amended and restated to read as follows:

“The obligation of Purchaser to complete the Initial Closing with respect to the First Note, the Intermediate Closing with respect to the Intermediate Note and the Second Closing with respect to the Second Note are subject to the fulfillment on or prior to the Initial Closing Date, the Intermediate Closing Date or the Second Closing Date, as applicable, of all of the following conditions, any one or more of which may be waived by Purchaser in writing and in its sole discretion:”

(l)            Amendment to Section 7(l).  Section 7(l) is hereby amended by deleting the words “twenty thousand dollars ($20,000)” and inserting in lieu thereof the words “twenty-five thousand dollars ($25,000)”.

(m)          New Section 7(o).  The following new Section 7(o) is hereby inserted immediately following Section 7(n):

“(o)           At the Intermediate Closing, (i) the Company shall deliver to the Purchaser (x) a payoff letter reasonably satisfactory to the Purchaser duly executed by FIBI indicating that upon payment of the amount set forth therein the FIBI Obligations shall be repaid and extinguished in full and all liens related thereto shall be released (other than liens on such collateral as may be reasonably necessary to secure the Company’s obligations under performance guarantees issued by FIBI in favor of the Company) and (y) such documents or instruments reasonably requested by Purchaser evidencing the release of all such liens, and (ii) the Company shall grant to the Purchaser a first lien security interest in the collateral (other than any accounts receivable or contract rights representing the right to receive payment for goods or services provided by the Company or any of its subsidiaries to Israeli Aircraft Industries Ltd. (“IAI”) or to any subsidiary or controlled affiliate of IAI) from which the liens were released pursuant to the foregoing clause (i). ”

(n)           Amendment to Section 8(d).  Section 8(d) is hereby amended by deleting the words “Purchase Price” and inserting in lieu thereof the words “the Initial Closing Date Purchase Price, the Intermediate Closing Date Purchase Price or the Second Closing Date Purchase Price, as applicable,”.

(o)           New Section 9(b).  The following new Section 9(b) is hereby inserted immediately following Section 9(a), and Sections 9(b) and (c) are hereby reordered to become Sections 9(c) and (d), respectively:

“(b)           from the sale of the Intermediate Note, for the exclusive purpose of refinancing the FIBI Obligations.”

(p)          Amendment to Section 14.1.  Section 14.1 is hereby amended by deleting “August 15” and inserting in lieu thereof “September 3”.

(q)          Amendment to Section 14.9.  Section 14.9 is hereby amended by deleting clause (i) in its entirety and inserting in lieu thereof the following: “(i) repayment in full of the Notes,”.

Section 1.3.          Amendments to the Exhibits.

(i)           The first sentence of Exhibit A-1 is hereby amended by adding the words “(the “Principal Amount”)” at the end thereof.

(ii)          The first sentence of Section 1 of Exhibit A-1 is hereby amended and restated to read as follows:

“ This Secured Promissory Note (the “Note”) is one of up to three notes (collectively, the “Notes”) purchased or which may be purchased under that certain Note and Warrant Purchase Agreement, dated as of July 12, 2011, between Borrower and Purchaser (as may be amended from time to time, the “Purchase Agreement”).”

(iii)         New Exhibit A-2 is hereby inserted to read as set forth on Exhibit A attached hereto.

(iv)         Exhibit A-2 to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit B attached hereto and renamed Exhibit A-3.

(v)          Exhibit B to the Agreement is hereby renamed Exhibit B-1.

(vi)         New Exhibit B-2 is hereby inserted to read as set forth on Exhibit C attached hereto.

(vii)        New Exhibit G is hereby inserted to read as set forth on Exhibit D attached hereto.

Section 1.4.        Miscellaneous.

(a)           Reference to and Effect on the Agreement.  This Amendment modifies the Agreement to the extent set forth herein, is hereby incorporated by reference into the Agreement and is made a part thereof.  Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

(b)           Execution.  This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

(c)           Entire Agreement.  This Amendment and the Transaction Documents (as defined in the Agreement), together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(d)           Governing Law; Venue; Waiver of Jury Trial.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF TO THE EXTENT THAT THE GENERAL APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  THE COMPANY AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR PURCHASER HEREUNDER, ARISING FROM OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY AND PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

THE COMPANY:

LAPIS TECHNOLOGIES, INC.

By:	/s/ David Lucatz
	Name:	David Lucatz
	Title:	President and Chief Executive Officer

Address:
70 Kinderkamack Road
Emerson, New Jersey
07630
Email Address: david@dl-capital.com
Facsimile Number: 9723-533-5129

PURCHASER:

UTA CAPITAL LLC

By:	YZT Management LLC, its Managing Member

By:	/s/ Udi Toledano
	Name:	Udi Toledano
	Title:	Managing Member

Address:
100 Executive Drive
Suite 330
West Orange, NJ 07052
Email Address: udi@aatcap.com
Facsimile Number: 973-736-0201